EXHIBIT 99


                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


I, Gerald Zarin, Chairman of the Board, President and Chief Executive Officer of NUWAVE TECHNOLOGIES, INC. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2003

                                          /s/ Gerald Zarin
                                          --------------------------------------
                                          Gerald Zarin
                                          Chairman, President and
                                          Chief Executive Officer


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                        CERTIFICATION OF PERIODIC REPORT


I, Jeremiah F. O'Brien, Vice President and Chief Financial Officer of NUWAVE TECHNOLOGIES, INC. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3) the Annual Report on Form 10-KSB of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2003

                                      /s/ Jeremiah F. O'Brien
                                      ------------------------------------------
                                      Jeremiah F. O'Brien
                                      Vice President and Chief Financial Officer